SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

ITEX Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 160th Avenue SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At our Annual Meeting of Stockholders held on May 14, 2012, the stockholders of ITEX Corporation voted on the following matters, which were described in detail in our Proxy Statement filed with the Securities and Exchange Commission on March 14, 2012: (1) to elect three directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified (“Proposal 1”); and (2) to ratify the selection of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as our independent registered public accounting firm for the year ending July 31, 2012 (“Proposal 2”).

As previously disclosed, the “Polonitza Group,” comprised of certain persons affiliated with David Polonitza, nominated two persons to the Board of Directors in opposition to two of the three nominees set forth by the Company. On January 4, 2013, Carl T. Hagberg and Associates, the independent inspector of elections for the 2012 Annual Meeting of Stockholders, delivered its certification of final voting results dated as of May 14, 2012, which reported that the three Company nominees were re-elected to the Board of Directors. Certification of election results had been delayed by court order (see information set forth below under Item 8.01, which is incorporated into this Item 5.07 by reference).

The results for Proposal 1 were as follows:

Board of Directors Nominees	For	Withheld
Steven White	1,791,608	24,042
Eric Best	1,795,243	20,407
John A. Wade	1,788,479	27,171

Opposition Nominees	For	Withheld
Wayne P. Jones	1,326,170	2,762
David Polonitza	1,327,450	1,482

The results for Proposal 2 were as follows:

For	Against	Abstain
3,099,714	38,389	6,479

The independent inspector of elections reported that there were zero broker non-votes on Proposal 1 and Proposal 2.

Item 8.01	Other Events

With respect to the matter described in Note 11 ― “Legal Proceedings and Litigation Contingencies” to our consolidated financial statements included in our Form 10-K for the fiscal year ended July 31, 2012, and Note 3 to our consolidated financial statements included in our Form 10-Q for the quarter ended October 31, 2012 (filed with the SEC on December 13, 2012), the Company, the individual defendants, and the plaintiff reached an agreement, subject to court approval, to settle the lawsuit originally filed in September 2011 in the King County Superior Court for the State of Washington. At a hearing held on December 28, 2012, the King County Superior Court approved the settlement and dissolved the injunction that had delayed certification of the 2012 annual shareholders’ meeting election results. A judgment dismissing the lawsuit with prejudice and dissolving the injunction was entered on December 28, 2012. Under the terms of the settlement agreement approved by the Court, we will implement certain corporate governance measures and our insurer will pay a portion of the attorneys’ fees and costs of plaintiff’s counsel. All parties to the litigation received a full and complete release of all claims asserted or that could have been asserted against them in the litigation. The judgment will become final thirty days from December 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation (Registrant)

Date: January 4, 2013

	By:	/s/ Steven White
Steven White Chief Executive Officer

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